EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated April 1, 2003, relating to the financial statements of Crowfly, Inc., which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.



/S/ MOORE KIRKLAND & BEAUSTON LLP
---------------------------------
Moore Kirkland & Beauston L.L.P.
October 15, 2003

                                  EXHIBIT 23.2